United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	October-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

	Form No.	Document Attached	Explanation Attached
REQUIRED DOCUMENTS
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ ROBERT DUNN	11/21/05
Signature of Authorized Individual*	Date

ROBERT DUNN	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY
included in this filing
THE THAXTON GROUP
03-13182 - 03-13213 October 31, 2005

FED ID	Case Number

57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company

54-0925005	03-13185	EAGLE Premium Finance Company, Inc.

58-2358369	03-13186	TICO Premium Finance Company, Inc.

57-0926039	03-13187	Thaxton Insurance Group, Inc.

57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation

58-2358372	03-13191	TICO Credit Company, Inc.

56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.

57-1109035	03-13196	TICO Credit Company of Alabama, Inc.

62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.

57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.

57-1110723	03-13199	TICO Credit Company of Georgia, Inc.

31-4256360	03-13200	Modern Finance dba TICO Credit Company

31-0819992	03-13202	Modern Financial Services, Inc.

74-2873274	03-13182	TICO Credit Company

64-0560143	03-13201	TICO Credit Company

75-2714829	03-13203	TICO Credit Company

57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation

57-0997623	03-13205	Southern Management Corporation

62-1618281	03-13206	Southern Finance of Tennessee, Inc.

57-1002963	03-13211	Covington Credit of Texas, Inc.

57-1013036	03-13207	Southern Financial Management, Inc.

57-1094987	03-13208	Covington Credit, Inc.

58-1435012	03-13209	Covington Credit of Georgia, Inc.

57-0827143	03-13212	Southern Finance of South Carolina, Inc.

57-0857420	03-13213	Quick Credit Corporation, Inc.

57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.

27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	17,259,042	—			17,259,042	19,175,484	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	9,468,269				9,468,269	8,200,000	331,884,964	304,736,238
Interest Income/Other Income	43,062				43,062	—	11,512,691	1,221,000
Additional Deposits/Tax Withheld					—	—	—	—
Other (Attach List)	—				—	—	46,302,400	—
Transfers between Accounts	(2,451,633)	2,451,633			—		0	—
Proceeds from the Sale of Assets
							—	—

Total Receipts	7,059,698	2,451,633	—	—	9,511,331	8,200,000	389,700,055	305,957,238

Disbursements
Gross Payroll/Payroll Taxes		2,451,633			2,451,633	1,620,300	58,114,716	55,024,545
Sales, Use & Other Taxes	11,065				11,065		1,394,432	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	187,875				187,875		2,090,599	—
Insurance/Payroll WH paid from operating accounts	34,458				34,458		240,435	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,653,503				1,653,503	2,309,965	63,798,602	60,772,798
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	4,894,687				4,894,687	4,465,000	164,048,886	164,842,824
					—		—
Deposits to Lenders	101,934				101,934		75,049,322	2,500,000
Professional fees - Carve-out	1,611,617				1,611,617	1,080,000	29,518,733	23,841,526
US Trustee Quarterly Fees	—				—	—	590,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	8,495,139	2,451,633	—	—	10,946,772	9,475,265	394,846,524	307,459,943

Net Cash Flow
(Receipts less Disbursements)	(1,435,441)	—	—	—	(1,435,441)	(1,275,265)	(5,146,470)	(1,502,705)

Cash - End of Month	15,823,601	—	—	—	15,823,601	17,900,219	15,823,601	17,900,219

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

Week Ending	BUDGET 10/7	BUDGET 10/14	BUDGET 10/21	BUDGET 10/28	BUDGET MONTH October
Beginning Cash	$19,175,484	$19,237,059	$18,402,984	$18,189,244	$19,175,484
Cash Receipts
TICO Cash Collected					—
SM Cash Collected	2,400,000	1,600,000	1,850,000	2,200,000	8,050,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	150,000	150,000
	—	—	—		—

Total Cash Receipts	2,400,000	1,600,000	1,850,000	2,350,000	8,200,000

					—
					—
Cash Disbursements					—
Loan Proceeds Checks	1,050,000	875,000	1,000,000	1,250,000	4,175,000
Expenses related to Loans	75,000	80,000	60,000	75,000	290,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,125,000	955,000	1,060,000	1,325,000	4,465,000

					—

NET CASH RECEIPTS	1,275,000	645,000	790,000	1,025,000	3,735,000

					—
CASH DISBURSEMENTS:					—
					—
Operating Cash Disbursements					—
					—
Advertising	25,000	25,000	50,000	75,000	175,000
Bank Charges	—	35,075	—	—	35,075
Claims Funding*	33,250	68,250	28,250	48,250	178,000
Company Auto	10,000	1,500	1,500	1,500	14,500
Computer Costs	10,500	4,500	2,500	4,500	22,000
Dues And Subscriptions	500	5,000	3,000	500	9,000
Employee Reimbursements - collections exp	2,000	1,500	1,000	1,000	5,500
Equipment Rental	5,000	750	—	5,000	10,750
Fixed Assets	30,000	5,000	5,000	5,000	45,000
Forms & Printing	35,000	15,150	20,000	—	70,150
Insurance	150	25,150	150	25,150	50,600
Meals & Entertainment	15,000	1,000	2,050	1,000	19,050
Miscellaneous	7,750	3,750	3,750	3,750	19,000
Office Expense	7,750	3,750	4,500	3,500	19,500
Postage	15,125	15,125	15,125	10,125	55,500
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	21,000	—	5,000	26,000
Professional Fees-Ordinary Course	30,000	15,000	20,000	30,000	95,000
Rent	6,500	8,000	12,000	184,300	210,800
Repairs & Maintenance	6,250	6,000	6,000	6,000	24,250
Roadgard	—	61,000	—	—	61,000
Seminars & Meetings	5,000	—	5,000	—	10,000
Taxes & Licenses	10,500	1,175	5,000	—	16,675
Telephone	40,500	18,500	20,500	20,500	100,000
Temporary Agency Staff	6,400	3,400	3,400	3,400	16,600
Board of Directors	18,750	—	—	—	18,750
Travel	30,000	2,000	2,000	2,000	36,000
Utilities	18,500	10,500	7,250	6,250	42,500

Total Operating Cash Disbursements	369,425	357,075	217,975	441,725	1,386,200

					—
					—
Other Items					—
					—
Interest to Finova	—	—	368,765	—	368,765
Payroll Paid TTG	30,000	—	30,000	—	60,000
Payroll Paid SMC	45,000	820,000	—	655,000	1,520,000
401K	—	—	—	40,300	40,300
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	105,000	—	105,000
Credit Insurance Carrier	487,000	—	—	—	487,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	20,000	—	—	20,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	270,000	270,000	270,000	270,000	1,080,000

Total Other Items	844,000	1,122,000	785,765	977,300	3,729,065

					—
Cash from Operations					—
Total Collections	2,400,000	1,600,000	1,850,000	2,350,000	8,200,000
Total Disbursements	2,056,425	2,152,075	1,781,740	2,462,025	8,452,265

Net Cash from Operations	343,575	(552,075)	68,260	(112,025)	(252,265)

Restructuring Expense	(282,000)	(282,000)	(282,000)	(282,000)	(1,128,000)

Net Change in Cash	61,575	(834,075)	(213,740)	(394,025)	(1,380,265)

Adjustment due to New Budget Period					—

Ending Cash	19,237,059	18,402,984	18,189,244	17,795,219	17,795,219

THAXTON MONTHLY OPERATING REPORT - October 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated		FOR INFORMATION PURPOSES ONLY	JOINTLY ADMINISTERED
Monthly Court Report for	October-05

		HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	17,259,041.98	16,422,551.10	—	—	—	—	(5,476.29)		843,588.53	(1,621.36)

TICO Cash Collected	8,769.36	—	—	—	—	—	—		—	8,769.36
SM Cash Collected	9,459,499.83	—		—	—	—	—		9,459,499.83	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	—	—		—	—	—	—		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	43,062.02	41,515.06		—	—	—	—		215.10	1,331.86
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	9,511,331.21	41,515.06	—	—	—	—	—	—	9,459,714.93	10,101.22

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(0.00)	826,525.63		—	—	—	—		(830,979.76)	4,454.13
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	9,511,331.21	868,040.69	—	—	—	—	—	—	8,628,735.17	14,555.35

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	4,574,616.37	—		—	—	—	—		4,574,616.37	—
Expenses related to Loans\Thaxton Insurance Group	320,070.39	—		—	—	—	—		322,100.84	(2,030.45)

Subtotal - Loans	4,894,686.76	—	—	—	—	—	—		4,896,717.21	(2,030.45)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	151,104.62	—		—	—	—	—		151,104.62	—
Bank Charges	22,630.50	136.52		—	—	—	—		22,493.98	—
Claims Funding*	166,255.19	—		—	—	—	—		166,255.19	—
Company Auto	15,564.12	—		—	—	—	—		15,564.12	—
Computer Costs	17,769.30	4,285.50		—	—	—	—		13,142.80	341.00
Dues And Subscriptions	8,372.26	—		—	—	—	—		8,372.26	—
Employee Reimbursements - collections exp	234.72	—		—	—	—	—		—	234.72
Equipment Rental	7,443.84	—		—	—	—	—		7,443.84	—
Fixed Assets	56,953.96	—		—	—	—	—		56,953.96	—
Forms & Printing	37,798.84	—		—	—	—	—		37,798.84	—
Insurance	34,457.67	1,391.12		—	—	—	—		33,066.55	—
Meals & Entertainment	9,306.74	—		—	—	—	—		9,306.74	—
Miscellaneous	25,377.82	8,498.71		—	—	—	—		16,879.11	—
Office Expense	7,128.50	2,319.82		—	—	—	—		4,808.68	—
Postage	33,748.26	220.78		—	—	—	—		33,343.46	184.02
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	22,936.12	—		—	—	—	—		22,936.12	—
Professional Fees-Ordinary Course	52,417.71	41,812.69		—	—	—	—		1,634.00	8,971.02
Rent	187,875.08	4,626.00		—	—	—	—		184,897.75	(1,648.67)
Repairs & Maintenance	15,898.91	—		—	—	—	—		15,898.91	—
Seminars & Meetings	5,456.42	—		—	—	—	—		5,456.42	—
Taxes & Licenses	11,064.77	735.17		—	—	—	—		10,329.60	—
Telephone	81,131.30	1,655.83		—	—	—	—		79,520.02	(44.55)
Temporary Agency Staff	779.96	—		—	—	—	—		779.96	—
Travel	17,620.10	—		—	—	—	—		17,620.10	—
Utilities	48,092.51	578.00		—	—	—	—		47,514.51	—
Interest to Finova	367,169.67	367,169.67		—	—	—	—		—	—
Payroll Paid TTG	35,033.46	26,485.20		—	—	—	—		—	8,548.26
Payroll Paid SMC	2,416,599.80	—		—	—	—	—		2,416,599.80	—
Restructuring Officer	—	—		—	—	—	—		—	—
Credit Insurance Payments	416,084.10	—		—	—	—	—		416,084.10	—
Deposit to Lender	101,934.00	101,934.00		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	1,611,617.29	1,611,617.29		—	—	—	—		—	—
Other	66,228.16	66,228.16		—	—	—	—		—	—

Total Other Cash Disbursements	6,052,085.70	2,239,694.46	—	—	—	—	—		3,795,805.44	16,585.80

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	10,946,772.46	2,239,694.46	—	—	—	—	—		8,692,522.65	14,555.35

	15,823,600.73	15,050,897.33	—	—	—	—	(5,476.29)		779,801.05	(1,621.36)

BANK ACCOUNT RECONCILED BALANCES:	15,823,600.73	15,050,897.33			—	—	(5,476.29)		779,801.05	(1,621.36)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ ROBERT DUNN
Signature

Robert Dunn 11/21/05
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		17,259,041.98		—	17,259,041.98

TICO Cash Collected		8,769.36	—	—	8,769.36
SM Cash Collected		9,459,499.83	—	—	9,459,499.83
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		43,062.02	—	—	43,062.02
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	9,511,331.21	—	—	9,511,331.21

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,451,633.26)	2,451,633.26	—	(0.00)
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,059,697.95	2,451,633.26	—	9,511,331.21

Cash Disbursements - Loans
Loan Proceeds Checks		4,574,616.37			4,574,616.37
Expenses related to Loans\Thaxton Insurance Group		320,070.39			320,070.39

Subtotal - Loans		4,894,686.76	—	—	4,894,686.76

		—
Cash Disbursements - Other		—
Advertising		151,104.62		—	151,104.62
Bank Charges		22,630.50	—	—	22,630.50
Claims Funding*		166,255.19		—	166,255.19
Company Auto		15,564.12	—	—	15,564.12
Computer Costs		17,769.30	—	—	17,769.30
Dues And Subscriptions		8,372.26	—	—	8,372.26
Employee Reimbursements - collections exp		234.72	—	—	234.72
Equipment Rental		7,443.84	—	—	7,443.84
Fixed Assets		56,953.96	—	—	56,953.96
Forms & Printing		37,798.84	—	—	37,798.84
Insurance		34,457.67	—	—	34,457.67
Meals & Entertainment		9,306.74	—	—	9,306.74
Miscellaneous		25,377.82	—	—	25,377.82
Office Expense		7,128.50	—	—	7,128.50
Postage		33,748.26	—	—	33,748.26
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		22,936.12	—	—	22,936.12
Professional Fees-Ordinary Course		52,417.71	—	—	52,417.71
Rent		187,875.08	—	—	187,875.08
Repairs & Maintenance		15,898.91	—	—	15,898.91
Seminars & Meetings		5,456.42	—	—	5,456.42
Taxes & Licenses		11,064.77	—	—	11,064.77
Telephone		81,131.30	—	—	81,131.30
Temporary Agency Staff		779.96	—	—	779.96
Travel		17,620.10	—	—	17,620.10
Utilities		48,092.51	—	—	48,092.51
Interest to Finova		367,169.67	—	—	367,169.67
Payroll Paid TTG		—	35,033.46	—	35,033.46
Payroll Paid SMC		—	2,416,599.80	—	2,416,599.80
Restructuring Officer		—	—	—	—
Credit Insurance Payments		416,084.10	—	—	416,084.10
Deposit to Lender		101,934.00	—	—	101,934.00
US Trustee		—	—	—	—
Bankruptcy Professionals		1,611,617.29	—	—	1,611,617.29
Other		66,228.16	—	—	66,228.16

Total Other Cash Disbursements		3,600,452.44	2,451,633.26	—	6,052,085.70

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		8,495,139.20	2,451,633.26	—	10,946,772.46

		15,823,600.73	—	—	15,823,600.73

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No.	03-13183
The Thaxton Group, Inc.		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,239,694.46

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	2,239,694.46

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for	October-05	Case #	03-13183
FED ID#	57-0669498

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	E-Bay Account 200002299557
Beginning Cash Position	16,422,551.10	—	13,985,671.23	393,802.45	2,027,077.21	—	16,000.21

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	41,515.06	—	19,493.17		22,021.89	—	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	41,515.06	—	19,493.17	—	22,021.89	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	826,525.63	—		—	815,040.43	26,485.20	(15,000.00)
	—
	—					—

Total Cash receipts	868,040.69	—	19,493.17	—	837,062.32	26,485.20	(15,000.00)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	—					—
Expenses related to Loans	—					—

Subtotal - Loans	—	—	—	—	—	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—				—	—
Bank Charges	136.52		68.26	—	68	—
Claims Funding*	—				—
Company Auto	—				—
Computer Costs	4,285.50				4,286
Dues And Subscriptions	—				—
Employee Reimbursements - collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	1,391.12				1,391
Meals & Entertainment	—				—
Miscellaneous	8,498.71				8,499
Office Expense	2,319.82				2,320
Postage	220.78				221
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	41,812.69				41,813
Rent	4,626.00				4,626
Repairs & Maintenance	—				—
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	735.17				735
Telephone	1,655.83				1,656
Temporary Agency Staff	—				—
Travel	—
Utilities	578.00				578.00
Interest to Finova	367,169.67				367,170
Payroll Paid TTG	26,485.20					26,485.20
Payroll Paid SMC	—
Restructuring Officer	—				—
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	101,934.00				101,934
US Trustee	—
Bankruptcy Professionals	1,611,617.29				1,611,617
Other	66,228.16				66,228.16

Total Other Cash Disbursements	2,239,694.46	—	68.26	—	2,213,141.00	26,485.20	—

TOTAL ALL CASH DISBURSEMENTS	2,239,694.46	—	68.26	—	2,213,141.00	26,485.20	—

	15,050,897.33	—	14,005,096.14	393,802.45	650,998.53	—	1,000.21

Book Balance per bank rec.	15,050,897.33	—	14,005,096.14	393,802.45	650,998.53	—	1,000.21

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	16,422,551.10	—	—	16,422,551.10

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	41,515.06	—	—	41,515.06
Proceeds from the sales of the TICO Assets

SUBTOTAL	41,515.06	—	—	41,515.06

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	826,525.63	—	—	826,525.63
			—	—
	—	—	—	—

Total Cash receipts	868,040.69	—	—	868,040.69

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	136.52	—	—	136.52
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	4,285.50	—	—	4,285.50
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	1,391.12	—	—	1,391.12
Meals & Entertainment	—	—	—	—
Miscellaneous	8,498.71	—	—	8,498.71
Office Expense	2,319.82	—	—	2,319.82
Postage	220.78	—	—	220.78
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	41,812.69	—	—	41,812.69
Rent	4,626.00	—	—	4,626.00
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	735.17	—	—	735.17
Telephone	1,655.83	—	—	1,655.83
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	578.00	—	—	578.00
Interest to Finova	367,169.67	—	—	367,169.67
Payroll Paid TTG	—	26,485.20	—	26,485.20
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	101,934.00	—	—	101,934.00
US Trustee	—	—	—	—
Bankruptcy Professionals	1,611,617.29	—	—	1,611,617.29
Other	66,228.16	—	—	66,228.16

Total Other Cash Disbursements	2,213,209.26	26,485.20	—	2,239,694.46

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,213,209.26	26,485.20	—	2,239,694.46

	15,077,382.53	(26,485.20)	—	15,050,897.33

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company			Case	#	03-13184	Case No.	01-10573
Monthly Court Report for		October -05
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	October-05
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(5,583.29)	7,034.47	(12,617.76)			(5,583.29)	—	—	(5,583.29)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	107.00		107.00	—		107.00	—	—	107.00
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	107.00	—	107.00	—		107.00	—	—	107.00

Cash Disbursements - Loans
Loan Proceeds Checks	—					—	—	—	—
Expenses related to Loans	—					—	—	—	—

Subtotal - Loans	—	—	—	—		—			—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—		—	—	—	—

	(5,476.29)	7,034.47	(12,510.76)	—		(5,476.29)	—	—	(5,476.29)

Book Balance per bank rec.	(5,476.29)	7,034.47	(12,510.76)

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE			Case No.	03-13185	Case No.	03-13185
Monthly Court Report for		October-05
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group			Case	#	03-13187	Case No.	03-13187
Monthly Court Report for		October-05
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,538.85	7,538.85	—		7,538.85	—	—	7,538.85
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	7,538.85	7,538.85	—	—	7,538.85	—	—	7,538.85

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	October-05
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	October-05
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	October-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(1,621.36)	—	—	—	—	—	(0.00)	—	—	—	(1,621.36)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	8,769.36	—	—	—	—	—	8,769.36	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	1,331.86	—	—	—	1,281.86	—	50.00	—	—	—	—

SUBTOTAL	10,101.22	—	—	—	1,281.86	—	8,819.36	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	4,454.13	(236.66)	(236.66)	(210.81)	(849.93)	—	(9,591.54)	—	(2,105.62)	(193.24)	17,878.59
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	14,555.35	(236.66)	(236.66)	(210.81)	431.93	—	(772.18)	—	(2,105.62)	(193.24)	17,878.59

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(2,030.45)	(236.66)	(236.66)	(210.81)	431.93	—	699.27	—	(2,080.62)	(193.24)	(203.66)

Subtotal - Loans	(2,030.45)	(236.66)	(236.66)	(210.81)	431.93	—	699.27	—	(2,080.62)	(193.24)	(203.66)

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	341.00	—	—	—	—	—	—	—	—	—	341.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	234.72	—	—	—	—	—	234.72	—	—	—	—
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	—	—	—	—	—	—	—	—	—	—	—
Office Expense	—	—	—	—	—	—	—	—	—	—	—
Postage	184.02	—	—	—	—	—	—	—	—	—	184.02
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	8,971.02	—	—	—	—	—	—	—	—	—	8,971.02
Rent	(1,648.67)	—	—	—	—	—	(1,706.17)	—	—	—	57.50
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—	—	—	—	—	—	—
Telephone	(44.55)	—	—	—	—	—	—	—	(25.00)	—	(19.55)
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—	—	—	—	—
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	—	—	—	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—	—	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	16,585.80	—	—	—	—	—	(1,471.45)	—	(25.00)	—	18,082.25

TOTAL ALL CASH DISBURSEMENTS	14,555.35	(236.66)	(236.66)	(210.81)	431.93	—	(772.18)	—	(2,105.62)	(193.24)	17,878.59

			—	—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	(0.00)	—	—	—	(1,621.36)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)	—	—	—	—	—	(0.00)	0.00	—	—	(1,621.36)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. —
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—	(1,621.36)

		—	—	—
TICO Cash Collected	8,769.36	—	—	8,769.36
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	1,331.86	—	—	1,331.86

SUBTOTAL	10,101.22	—	—	10,101.22

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,094.13)	8,548.26	—	4,454.13
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	6,007.09	8,548.26	—	14,555.35

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(2,030.45)			(2,030.45)

Subtotal - Loans	(2,030.45)			(2,030.45)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	341.00	—	—	341.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	234.72	—	—	234.72
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	—	—	—	—
Office Expense	—	—	—	—
Postage	184.02	—	—	184.02
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	8,971.02	—	—	8,971.02
Rent	(1,648.67)	—	—	(1,648.67)
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	—	—	—	—
Telephone	(44.55)	—	—	(44.55)
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	—	—	—	—
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	8,548.26	—	8,548.26
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	8,037.54	8,548.26	—	16,585.80

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	6,007.09	8,548.26	—	14,555.35

	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA	#2000014826087	Case No. —
Monthly Court Report for	October-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	—	—							(1,621.36)	(1,621.36)	—	—	(1,621.36)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,007.09	(236.66)	(236.66)	(210.81)	431.93	—	(772.18)	(2,105.62)	(193.24)	9,330.33	6,007.09	—	—	6,007.09
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	6,007.09	(236.66)	(236.66)	(210.81)	431.93	—	(772.18)	(2,105.62)	(193.24)	9,330.33	6,007.09	—	—	6,007.09

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(2,030.45)	(236.66)	(236.66)	(210.81)	431.93		699.27	(2,080.62)	(193.24)	(203.66)	(2,030.45)			(2,030.45)

Subtotal - Loans	(2,030.45)	(236.66)	(236.66)	(210.81)	431.93	—	699.27	(2,080.62)	(193.24)	(203.66)	(2,030.45)			(2,030.45)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	341.00									341.00	341.00	—	—	341.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	234.72						234.72				234.72	—	—	234.72
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	—										—	—	—	—
Office Expense	—										—	—	—	—
Postage	184.02									184.02	184.02	—	—	184.02
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	8,971.02									8,971.02	8,971.02	—	—	8,971.02
Rent	(1,648.67)						(1,706.17)			57.50	(1,648.67)	—	—	(1,648.67)
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	(44.55)							(25.00)		(19.55)	(44.55)	—	—	(44.55)
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	8,037.54	—	—	—	—	—	(1,471.45)	(25.00)	—	9,533.99	8,037.54	—	—	8,037.54
											—	—	—	—
TOTAL ALL CASH DISBURSEMENTS	6,007.09	(236.66)	(236.66)	(210.81)	431.93	—	(772.18)	(2,105.62)	(193.24)	9,330.33	6,007.09	—	—	6,007.09

			—	—	—	—	—	—	—	—

	(1,621.36)	—	—	—	—	—	—	—	—	(1,621.36)	(1,621.36)	—	—	(1,621.36)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(1,621.36)		—							(1,621.36)

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	17,878.59

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$17,878.59

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC			Case	#	03-13195	Case No.	03-13195
Monthly Court Report for		October-05
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(1,621.36)	(1,621.36)	—		(1,621.36)	—		(1,621.36)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	17,878.59	9,330.33	8,548.26		9,330.33	8,548.26	—	17,878.59
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	17,878.59	9,330.33	8,548.26	—	9,330.33	8,548.26	—	17,878.59

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(203.66)	(203.66)			(203.66)			(203.66)

Subtotal - Loans	(203.66)	(203.66)	—		(203.66)	—	—	(203.66)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	341.00	341.00			341.00	—	—	341.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	184.02	184.02			184.02	—	—	184.02
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	8,971.02	8,971.02			8,971.02	—	—	8,971.02
Rent	57.50	57.50			57.50	—	—	57.50
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(19.55)	(19.55)			(19.55)	—	—	(19.55)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	18,082.25	9,533.99	8,548.26	—	9,533.99	8,548.26	—	18,082.25

TOTAL ALL CASH DISBURSEMENTS	17,878.59	9,330.33	8,548.26	—	9,330.33	8,548.26	—	17,878.59

	(1,621.36)	(1,621.36)	—	—	(1,621.36)	—	—	(1,621.36)

Book Balance per bank rec.	(1,621.36)	(1,621.36)	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case	#	03-13194	Case No.	03-13194
Monthly Court Report for	October-05
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(2,105.62)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($2,105.62)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC			Case No.	03-13191	Case No.	03-13191
Monthly Court Report for		October-05
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(2,105.62)	(2,105.62)	—		(2,105.62)	—	—	(2,105.62)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(2,105.62)	(2,105.62)	—	—	(2,105.62)	—	—	(2,105.62)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(2,080.62)	(2,080.62)			(2,080.62)	—	—	(2,080.62)

Subtotal - Loans	(2,080.62)	(2,080.62)	—		(2,080.62)	—	—	(2,080.62)

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	(25.00)	(25.00)			(25.00)	—	—	(25.00)
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre - Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	(25.00)	(25.00)	—	—	(25.00)	—	—	(25.00)

							—	—

TOTAL ALL CASH DISBURSEMENTS	(2,105.62)	(2,105.62)	—	—	(2,105.62)	—	—	(2,105.62)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(236.66)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(236.66)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	October-05
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(236.66)	(236.66)	—	—	—	(236.66)	—	—	(236.66)
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	(236.66)	(236.66)	—	—	—	(236.66)	—	—	(236.66)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	(236.66)	(236.66)				(236.66)	—		(236.66)

Subtotal - Loans	(236.66)	(236.66)	—	—	—	(236.66)	—	—	(236.66)

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(236.66)	(236.66)	—	—	—	(236.66)	—	—	(236.66)

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC			Case No.	03-13193	Case No.	03-13193
Monthly Court Report for		October-05
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(210.81)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($210.81)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE			Case No.	03-13182
Monthly Court Report for		October-05
FED ID#	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(210.81)	(210.81)	—		(210.81)	—	—	(210.81)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(210.81)	(210.81)	—	—	(210.81)	—	—	(210.81)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	(210.81)	(210.81)			(210.81)			(210.81)

Subtotal - Loans	(210.81)	(210.81)	—		(210.81)	—	—	(210.81)

—
		—			—
Cash Disbursements - Other		—			—
Advertising	—	—			—	—	—	—
Bank Charges	—				—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—			—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—		—	—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(210.81)	(210.81)	—	—	(210.81)	—	—	(210.81)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(236.66)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($236.66)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.			Case	#	03-13199	Case No.	03-13199
Monthly Court Report for		October-05
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(236.66)	(236.66)	—		(236.66)	—	—	(236.66)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(236.66)	(236.66)	—		(236.66)	—	—	(236.66)

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	(236.66)	(236.66)			(236.66)			(236.66)

Subtotal - Loans	(236.66)	(236.66)	—		(236.66)	—	—	(236.66)

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	(236.66)	(236.66)	—	—	(236.66)	—	—	(236.66)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(772.18)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($772.18)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	October-05
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	8,769.36	8,769.36			8,769.36	—	—	8,769.36
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	50.00	50.00			50.00	—	—	50.00

SUBTOTAL	8,819.36	8,819.36	—	—	8,819.36	—	—	8,819.36

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(9,591.54)	(9,591.54)	—		(9,591.54)	—	—	(9,591.54)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(772.18)	(772.18)	—	—	(772.18)	—	—	(772.18)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	699.27	699.27			699.27	—	—	699.27

Subtotal - Loans	699.27	699.27	—	—	699.27	—	—	699.27

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	234.72	234.72			234.72	—	—	234.72
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	(1,706.17)	(1,706.17)			(1,706.17)	—	—	(1,706.17)
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(1,471.45)	(1,471.45)	—	—	(1,471.45)	—	—	(1,471.45)

—

TOTAL ALL CASH DISBURSEMENTS	(772.18)	(772.18)	—	—	(772.18)	—	—	(772.18)

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery			Case	#	03-13190	Case No.	03-13190
Monthly Court Report for		October-05
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—
	—					—	—	—

TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
					—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.		03-13201
TICO Credit Company		Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period		October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	431.93

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$431.93

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	October-05
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	1,281.86	1,281.86		1,281.86	—	—	1,281.86

SUBTOTAL	1,281.86	1,281.86	—	1,281.86	—	—	1,281.86

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(849.93)	(849.93)		(849.93)	—	—	(849.93)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	431.93	431.93	—	431.93	—	—	431.93

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	431.93	431.93		431.93	—	—	431.93

Subtotal - Loans	431.93	431.93		431.93	—	—	431.93

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	431.93	431.93		431.93	—	—	431.93

	—	—		—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(193.24)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($193.24)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE			Case No.	03-13203	Case No.	03-13203
Monthly Court Report for		October-05
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(193.24)	(193.24)	—	—	(193.24)	—	—	(193.24)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(193.24)	(193.24)	—	—	(193.24)	—	—	(193.24)

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(193.24)	(193.24)			(193.24)	—	—	(193.24)

Subtotal - Loans	(193.24)	(193.24)	—	—	(193.24)	—	—	(193.24)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements -collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(193.24)	(193.24)	—	—	(193.24)	—	—	(193.24)

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.	03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT			Case	#	03-13197	Case No.	03-13197
Monthly Court Report for		October-05
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

Exhibit 99.1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT			Case	#	03-13198	Case No.	03-13198
Monthly Court Report for		October-05
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB-Inactive	DORMANT		Case	#	03-13202	Case No.	03-13202
Monthly Court Report for		October-05
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—

	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company			Case No.	03-13204	Case No.	03-13204
Monthly Court Report for		October-05
FED ID#	57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements -collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees - Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	—
Monthly Court Report for	October-05
FED ID#

	Consolidated Totals	Covington Credit-OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	843,588.53	87,250.93	448,258.49	435,948.81	32,191.18	—	131,870.79	(291,931.67)	843,588.53	—	—	843,588.53

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	9,459,499.83	327,242.80	2,481,413.37	2,155,630.08	1,120,044.14	1,111,854.82	850,886.53	1,412,428.09	9,459,499.83	—	—	9,459,499.83
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	215.10	—	—	—	—	—	—	215.10	215.10	—	—	215.10

SUBTOTAL	9,459,714.93	327,242.80	2,481,413.37	2,155,630.08	1,120,044.14	1,111,854.82	850,886.53	1,412,643.19	9,459,714.93	—	—	9,459,714.93

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(2,416,599.80)	2,416,599.80	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(830,979.76)	(36,543.18)	(310,087.27)	34,013.72	97,085.98	44,948.60	94,939.08	(755,336.69)	(830,979.76)	—	—	(830,979.76)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,628,735.17	290,699.62	2,171,326.10	2,189,643.80	1,217,130.12	1,156,803.42	945,825.61	657,306.50	6,212,135.37	2,416,599.80	—	8,628,735.17

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	4,574,616.37	184,079.44	1,520,391.41	1,126,856.49	546,352.65	615,337.63	581,598.75	—	4,574,616.37			4,574,616.37
Expenses related to Loans	322,100.84	14,869.42	73,839.74	95,830.67	59,264.30	42,783.54	33,665.25	1,847.92	322,100.84			322,100.84

Subtotal - Loans	4,896,717.21	198,948.86	1,594,231.15	1,222,687.16	605,616.95	658,121.17	615,264.00	1,847.92	4,896,717.21			4,896,717.21

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	151,104.62	5,572.40	28,203.63	22,549.72	12,786.93	13,765.40	27,694.44	40,532.10	151,104.62			151,104.62
Bank Charges	22,493.98	6.13	—	—	—	—	—	22,487.85	22,493.98	—	—	22,493.98
Claims Funding*	166,255.19	6,391.02	89,260.80	12,322.15	6,261.94	31,404.63	4,778.40	15,836.25	166,255.19			166,255.19
Company Auto	15,564.12	182.60	3,911.29	4,438.17	2,000.93	—	743.75	4,287.38	15,564.12	—	—	15,564.12
Computer Costs	13,142.80	78.59	204.06	375.21	349.50	151.10	402.03	11,582.31	13,142.80	—	—	13,142.80
Dues And Subscriptions	8,372.26	—	30.00	3,435.35	—	1,980.00	2,205.00	721.91	8,372.26	—	—	8,372.26
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	7,443.84	—	83.81	—	146.28	—	2,650.75	4,563.00	7,443.84	—	—	7,443.84
Fixed Assets	56,953.96	—	—	872.73	690.22	1,659.00	8,052.93	45,679.08	56,953.96	—	—	56,953.96
Forms & Printing	37,798.84	979.55	6,255.57	4,462.18	2,173.11	2,776.57	4,104.73	17,047.13	37,798.84	—	—	37,798.84
Insurance	33,066.55	380.59	3,103.92	2,932.77	1,408.60	1,799.14	776.94	22,664.59	33,066.55	—	—	33,066.55
Meals & Entertainment	9,306.74	311.33	2,625.25	2,593.41	1,097.86	—	706.92	1,971.97	9,306.74	—	—	9,306.74
Miscellaneous	16,879.11	231.50	1,180.36	1,111.01	1,360.93	304.00	1,397.07	11,294.24	16,879.11	—	—	16,879.11
Office Expense	4,808.68	110.22	961.08	450.93	435.50	52.19	1,358.91	1,439.85	4,808.68	—	—	4,808.68
Postage	33,343.46	515.63	6,248.47	8,003.20	4,032.25	5,210.75	2,415.15	6,918.01	33,343.46	—	—	33,343.46
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	22,936.12	—	—	—	—	—	—	22,936.12	22,936.12	—	—	22,936.12
Professional Fees-Ordinary Course	1,634.00	—	—	—	—	—	—	1,634.00	1,634.00	—	—	1,634.00
Rent	184,897.75	7,124.77	57,772.91	37,116.65	23,373.92	18,784.71	24,439.69	16,285.10	184,897.75	—	—	184,897.75
Repairs & Maintenance	15,898.91	474.88	5,109.07	3,879.49	3,089.84	1,873.71	1,471.92	—	15,898.91	—	—	15,898.91
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	5,456.42	—	373.45	346.86	216.46	—	—	4,519.65	5,456.42	—	—	5,456.42
Taxes & Licenses	10,329.60	—	555.49	1,047.12	8,258.85	70.70	45.00	352.44	10,329.60	—	—	10,329.60
Telephone	79,520.02	3,314.42	19,616.52	19,343.38	10,148.95	9,750.32	10,365.15	6,981.28	79,520.02	—	—	79,520.02
Temporary Agency Staff	779.96	—	71.75	—	—	—	—	708.21	779.96	—	—	779.96
Travel	17,620.10	1,170.80	1,734.58	2,861.34	2,105.66	163.88	4,195.21	5,388.63	17,620.10	—	—	17,620.10
Utilities	47,514.51	3,184.12	17,995.69	10,323.45	5,464.41	6,731.95	3,814.89	—	47,514.51	—	—	47,514.51
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	2,416,599.80	88,448.34	420,681.26	693,935.32	369,043.43	311,355.64	256,045.30	277,090.51	—	2,416,599.80	—	2,416,599.80
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	416,084.10	—	—	165,516.83	159,718.71	90,848.56	—	—	416,084.10	—	—	416,084.10
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	3,795,805.44	118,476.89	665,978.96	997,917.27	614,164.28	498,682.25	357,664.18	542,921.61	1,379,205.64	2,416,599.80	—	3,795,805.44

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	8,692,522.65	317,425.75	2,260,210.11	2,220,604.43	1,219,781.23	1,156,803.42	972,928.18	544,769.53	6,275,922.85	2,416,599.80	—	8,692,522.65

			—

	779,801.05	60,524.80	359,374.48	404,988.18	29,540.07	—	104,768.22	(179,394.70)	779,801.05	—	—	779,801.05

Book Balance per bank rec.	779,801.05	60,524.80	359,374.48	404,988.18	29,540.07	—	104,768.22	(179,394.70)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	October-05	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit -OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama	CORPORATE HQ
Beginning Cash Position	(718,238.99)	—	—	—	—	—			(718,238.99)

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—		—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	7,829,429.53	277,679.01	2,215,139.03	1,878,828.87	1,036,944.91	998,443.22	858,387.64	39,683.97	524,322.88
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	7,829,429.53	277,679.01	2,215,139.03	1,878,828.87	1,036,944.91	998,443.22	858,387.64	39,683.97	524,322.88

Cash Disbursements - Loans
Loan Proceeds Checks	4,608,524.14	184,079.44	1,520,391.41	1,126,856.49	546,352.65	615,337.63	581,598.75	33,907.77
Expenses related to Loans	323,116.40	14,869.42	73,839.74	95,830.67	59,264.30	42,783.54	33,665.25	1,015.56	1,847.92

Subtotal - Loans	4,931,640.54	198,948.86	1,594,231.15	1,222,687.16	605,616.95	658,121.17	615,264.00	34,923.33	1,847.92

Cash Disbursements - Other
Advertising	153,631.62	5,572.40	28,203.63	22,549.72	12,786.93	13,765.40	27,694.44	2,527.00	40,532.10
Bank Charges	22,503.98	6.13	10.00						22,487.85
Claims Funding*	166,255.19	6,391.02	89,260.80	12,322.15	6,261.94	31,404.63	4,778.40		15,836.25
Company Auto	15,564.12	182.60	3,911.29	4,438.17	2,000.93		743.75		4,287.38
Computer Costs	13,142.80	78.59	204.06	375.21	349.50	151.10	402.03		11,582.31
Dues And Subscriptions	8,442.26		30.00	3,435.35		1,980.00	2,205.00	70.00	721.91
Employee Reimbursements - collections exp	—
Equipment Rental	7,443.84		83.81		146.28		2,650.75		4,563.00
Fixed Assets	56,953.96			872.73	690.22	1,659.00	8,052.93		45,679.08
Forms & Printing	38,360.98	979.55	6,255.57	4,462.18	2,173.11	2,776.57	4,104.73	562.14	17,047.13
Insurance	33,066.55	380.59	3,103.92	2,932.77	1,408.60	1,799.14	776.94		22,664.59
Meals & Entertainment	9,306.74	311.33	2,625.25	2,593.41	1,097.86		706.92		1,971.97
Miscellaneous	16,879.11	231.50	1,180.36	1,111.01	1,360.93	304.00	1,397.07		11,294.24
Office Expense	4,808.68	110.22	961.08	450.93	435.50	52.19	1,358.91		1,439.85
Postage	33,585.46	515.63	6,248.47	8,003.20	4,032.25	5,210.75	2,415.15	242.00	6,918.01
Prepaid Expenses	—
Prepaid Software ABS	22,936.12								22,936.12
Professional Fees-Ordinary Course	1,634.00								1,634.00
Rent	185,280.59	7,124.77	57,772.91	37,116.65	23,373.92	18,784.71	24,439.69	382.84	16,285.10
Repairs & Maintenance	15,955.05	474.88	5,109.07	3,879.49	3,089.84	1,873.71	1,471.92	56.14
Roadgard	—
Seminars & Meetings	5,606.42		373.45	346.86	216.46			150.00	4,519.65
Taxes & Licenses	10,329.60		555.49	1,047.12	8,258.85	70.70	45.00		352.44
Telephone	79,898.74	3,314.42	19,616.52	19,343.38	10,148.95	9,750.32	10,365.15	378.72	6,981.28
Temporary Agency Staff	779.96		71.75						708.21
Travel	17,620.10	1,170.80	1,734.58	2,861.34	2,105.66	163.88	4,195.21		5,388.63
Utilities	47,624.51	3,184.12	17,995.69	10,323.45	5,464.41	6,731.95	3,814.89	110.00
Interest to Finova	—
Payroll Paid TTG	—
	1,412,315.63	48,701.60	375,600.18	352,159.76	186,207.11	152,995.44	141,504.76	281.80	154,864.98
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	416,084.10			165,516.83	159,718.71	90,848.56
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	2,796,010.11	78,730.15	620,907.88	656,141.71	431,327.96	340,322.05	243,123.64	4,760.64	420,696.08

TOTAL ALL CASH DISBURSEMENTS	7,727,650.65	277,679.01	2,215,139.03	1,878,828.87	1,036,944.91	998,443.22	858,387.64	39,683.97	422,544.00

	(616,460.11)	—	—	—	—	—	—	—	(616,460.11)

Book Balance per bank rec.		—	—		—	—			(616,460.11)

In re:	Case No.	03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	317,425.75

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$317,425.75

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc.			Case No.	03-13208	Case No.	03-13208
Monthly Court Report for		October-05
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	87,250.93	18,351.41	4,443.20	11,873.39	10,052.63	11,623.90	—	—

	—
TICO Cash Collected	—
SM Cash Collected	327,242.80	32,947.55	25,031.80	30,964.36	35,869.97	38,199.75	47,435.67
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	327,242.80	32,947.55	25,031.80	30,964.36	35,869.97	38,199.75	47,435.67	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(36,543.18)	(41,429.51)	(22,980.94)	(37,514.58)	(37,786.20)	(41,097.86)	230,243.34	39,746.74
	—
	—
	—
	—

Total Cash Receipts and Transfers	290,699.62	(8,481.96)	2,050.86	(6,550.22)	(1,916.23)	(2,898.11)	277,679.01	39,746.74

Cash Disbursements - Loans

Loan Proceeds Checks	184,079.44						184,079.44
Expenses related to Loans	14,869.42						14,869.42

Subtotal - Loans	198,948.86	—	—	—	—	—	198,948.86	—

Cash Disbursements - Other	—
Advertising	5,572.40						5,572.40
Bank Charges	6.13						6.13
Claims Funding*	6,391.02						6,391.02
Company Auto	182.60						182.60
Computer Costs	78.59						78.59
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	979.55						979.55
Insurance	380.59						380.59
Meals & Entertainment	311.33						311.33
Miscellaneous	231.50						231.50
Office Expense	110.22						110.22
Postage	515.63						515.63
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	7,124.77						7,124.77
Repairs & Maintenance	474.88						474.88
Roadgard	—						—
Seminars & Meetings	—						—
Taxes & Licenses	—						—
Telephone	3,314.42						3,314.42
Temporary Agency Staff	—						—
Travel	1,170.80						1,170.80
Utilities	3,184.12						3,184.12
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	88,448.34						48,701.60	39,746.74
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	118,476.89	—	—	—	—	—	78,730.15	39,746.74

TOTAL ALL CASH DISBURSEMENTS	317,425.75	—	—	—	—	—	277,679.01	39,746.74

	60,524.80	9,869.45	6,494.06	5,323.17	8,136.40	8,725.79	—	—

Ending Bank Balance per bank rec.	60,524.80	9,869.45	6,494.06	5,323.17	8,136.40	8,725.79

	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other	Total
Beginning Cash Position	11,460.48	7,048.90	12,397.02		87,250.93	—	—	87,250.93

					—	—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected	48,001.82	29,763.41	39,028.47		327,242.80	—	—	327,242.80
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	48,001.82	29,763.41	39,028.47	—	327,242.80	—	—	327,242.80

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(51,318.44)	(29,476.86)	(44,928.87)		(36,543.18)	—	—	(36,543.18)
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	(3,316.62)	286.55	(5,900.40)	—	250,952.88	39,746.74	—	290,699.62

					—	—		—
Cash Disbursements - Loans					—	—		—
					—	—		—
Loan Proceeds Checks					184,079.44	—		184,079.44
Expenses related to Loans					14,869.42	—		14,869.42

Subtotal - Loans	—	—	—		198,948.86	—	—	198,948.86

					—	—		—
					—	—		—
Cash Disbursements - Other					—	—		—
Advertising					5,572.40	—		5,572.40
Bank Charges					6.13	—	—	6.13
Claims Funding*					6,391.02	—		6,391.02
Company Auto					182.60	—	—	182.60
Computer Costs					78.59	—	—	78.59
Dues And Subscriptions					—	—	—	—
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					—	—	—	—
Fixed Assets					—	—	—	—
Forms & Printing					979.55	—	—	979.55
Insurance					380.59	—	—	380.59
Meals & Entertainment					311.33	—	—	311.33
Miscellaneous					231.50	—	—	231.50
Office Expense					110.22	—	—	110.22
Postage					515.63	—	—	515.63
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					—	—	—	—
Professional Fees-Ordinary Course					—	—	—	—
Rent					7,124.77	—	—	7,124.77
Repairs & Maintenance					474.88	—	—	474.88
Roadgard					—	—	—	—
Seminars & Meetings					—	—	—	—
Taxes & Licenses					—	—	—	—
Telephone					3,314.42	—	—	3,314.42
Temporary Agency Staff					—	—	—	—
Travel					1,170.80	—	—	1,170.80
Utilities					3,184.12	—	—	3,184.12
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC					48,701.60	39,746.74	—	88,448.34
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					—	—	—	—

Total Other Cash Disbursements	—	—	—		78,730.15	39,746.74	—	118,476.89

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		277,679.01	39,746.74	—	317,425.75

								—

	8,143.86	7,335.45	6,496.62		60,524.80	—	—	60,524.80

Ending Bank Balance per bank rec.	8,143.86	7,335.45	6,496.62

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,220,604.43

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,220,604.43

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance -SC			Case	#	03-13212	Case No.	03-13212
Monthly Court Report for		October-05
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	435,948.81	8,670.84	13,202.67	9,021.56	323,589.50	17,329.34		—

	—
TICO Cash Collected	—
SM Cash Collected	2,155,630.08	37,951.89	51,023.65	44,785.61	1,694,320.52	76,081.14	(20,335.65)
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,155,630.08	37,951.89	51,023.65	44,785.61	1,694,320.52	76,081.14	(20,335.65)	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	34,013.72	(41,233.61)	(55,930.75)	(41,316.64)	(1,702,936.51)	(80,303.36)	1,899,164.52	341,775.56
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,189,643.80	(3,281.72)	(4,907.10)	3,468.97	(8,615.99)	(4,222.22)	1,878,828.87	341,775.56

Cash Disbursements - Loans

Loan Proceeds Checks	1,126,856.49						1,126,856.49
Expenses related to Loans	95,830.67						95,830.67

Subtotal -Loans	1,222,687.16						1,222,687.16

Cash Disbursements - Other
Advertising	22,549.72						22,549.72
Bank Charges	—
Claims Funding*	12,322.15						12,322.15
Company Auto	4,438.17						4,438.17
Computer Costs	375.21						375.21
Dues And Subscriptions	3,435.35						3,435.35
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	872.73						872.73
Forms & Printing	4,462.18						4,462.18
Insurance	2,932.77						2,932.77
Meals & Entertainment	2,593.41						2,593.41
Miscellaneous	1,111.01						1,111.01
Office Expense	450.93						450.93
Postage	8,003.20						8,003.20
Prepaid Expenses	—						—
Prepaid Software ABS	—						—
Professional Fees-Ordinary Course	—						—
Rent	37,116.65						37,116.65
Repairs & Maintenance	3,879.49						3,879.49
Roadgard	—						—
Seminars & Meetings	346.86						346.86
Taxes & Licenses	1,047.12						1,047.12
Telephone	19,343.38						19,343.38
Temporary Agency Staff	—						—
Travel	2,861.34						2,861.34
Utilities	10,323.45						10,323.45
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	693,935.32						352,159.76	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	165,516.83						165,516.83
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	—						—

Total Other Cash Disbursements	997,917.27	—	—	—	—	—	656,141.71	341,775.56

TOTAL ALL CASH DISBURSEMENTS	2,220,604.43	—	—	—	—	—	1,878,828.87	341,775.56

	404,988.18	5,389.12	8,295.57	12,490.53	314,973.51	13,107.12	—	—

Book Balance per bank rec.	404,988.18	5,389.12	8,295.57	12,490.53	314,973.51	13,107.12

	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	18,698.66	15,102.21	30,334.03	435,948.81	—	—	435,948.81

					—	—	—
TICO Cash Collected				—	—	—	—
SM Cash Collected	59,221.79	52,621.22	159,959.91	2,155,630.08	—	—	2,155,630.08
TIG Cash Collected				—	—	—	—
TPF Cash Collected				—	—	—	—
TCL Cash Collected				—	—	—	—
Other Income Collected				—	—	—	—

SUBTOTAL	59,221.79	52,621.22	159,959.91	2,155,630.08	—	—	2,155,630.08

				—	—	—	—
				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(64,980.64)	(58,299.37)	(161,925.48)	(307,761.84)	341,775.56	—	34,013.72
				—	—	—	—
				—	—	—	—
				—	—	—	—
				—	—	—	—

Total Cash Receipts and Transfers	(5,758.85)	(5,678.15)	(1,965.57)	1,847,868.24	341,775.56	—	2,189,643.80

				—
Cash Disbursements - Loans				—
				—
Loan Proceeds Checks				1,126,856.49			1,126,856.49
Expenses related to Loans				95,830.67			95,830.67

Subtotal -Loans				1,222,687.16			1,222,687.16

				—
				—
Cash Disbursements - Other				—
Advertising				22,549.72			22,549.72
Bank Charges				—	—	—	—
Claims Funding*				12,322.15			12,322.15
Company Auto				4,438.17	—	—	4,438.17
Computer Costs				375.21	—	—	375.21
Dues And Subscriptions				3,435.35	—	—	3,435.35
Employee Reimbursements - collections exp				—	—	—	—
Equipment Rental				—	—	—	—
Fixed Assets				872.73	—	—	872.73
Forms & Printing				4,462.18	—	—	4,462.18
Insurance				2,932.77	—	—	2,932.77
Meals & Entertainment				2,593.41	—	—	2,593.41
Miscellaneous				1,111.01	—	—	1,111.01
Office Expense				450.93	—	—	450.93
Postage				8,003.20	—	—	8,003.20
Prepaid Expenses				—	—	—	—
Prepaid Software ABS				—	—	—	—
Professional Fees-Ordinary Course				—	—	—	—
Rent				37,116.65	—	—	37,116.65
Repairs & Maintenance				3,879.49	—	—	3,879.49
Roadgard				—	—	—	—
Seminars & Meetings				346.86	—	—	346.86
Taxes & Licenses				1,047.12	—	—	1,047.12
Telephone				19,343.38	—	—	19,343.38
Temporary Agency Staff				—	—	—	—
Travel				2,861.34	—	—	2,861.34
Utilities				10,323.45	—	—	10,323.45
Interest to Finova				—	—	—	—
Payroll Paid TTG				—	—	—	—
Payroll Paid SMC				352,159.76	341,775.56	—	693,935.32
Restructuring Officer				—	—	—	—
Insurance Renewal				—	—	—	—
Voyager Payment				165,516.83	—	—	165,516.83
Pre-Filing Prepays				—	—	—	—
Deposit to Lender				—	—	—	—
US Trustee				—	—	—	—
Bankruptcy Professionals				—	—	—	—
Other				—	—	—	—

Total Other Cash Disbursements	—	—	—	997,917.27	—	—	997,917.27

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,878,828.87	341,775.56	—	2,220,604.43

	12,939.81	9,424.06	28,368.46	404,988.18	—	—	404,988.18

Book Balance per bank rec.	12,939.81	9,424.06	28,368.46

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	2,260,210.11

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,260,210.11

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas			Case	#	03-13211
Monthly Court Report for		October-05
FED ID#	57-1002963
						Texas State Bank	Prosperity

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488
Beginning Cash Position	448,258.49	10,050.95	12,978.22	8,866.50	13,474.74	8,563.52	2,293.41	11,407.91

	—
TICO Cash Collected	—
SM Cash Collected	2,481,413.37	37,153.79	51,754.83	44,149.25	55,904.77	37,970.80	68,441.89	46,501.09
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,481,413.37	37,153.79	51,754.83	44,149.25	55,904.77	37,970.80	68,441.89	46,501.09

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(310,087.27)	(41,010.48)	(55,021.83)	(44,488.54)	(60,091.58)	(40,122.16)	(59,503.68)	(49,683.21)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	2,171,326.10	(3,856.69)	(3,267.00)	(339.29)	(4,186.81)	(2,151.36)	8,938.21	(3,182.12)

Cash Disbursements - Loans
Loan Proceeds Checks	1,520,391.41
Expenses related to Loans	73,839.74

Subtotal - Loans	1,594,231.15	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,203.63
Bank Charges	—
Claims Funding*	89,260.80
Company Auto	3,911.29
Computer Costs	204.06
Dues And Subscriptions	30.00
Employee Reimbursements - collections exp	—
Equipment Rental	83.81
Fixed Assets	—
Forms & Printing	6,255.57
Insurance	3,103.92
Meals & Entertainment	2,625.25
Miscellaneous	1,180.36
Office Expense	961.08
Postage	6,248.47
Prepaid Expenses	—
Prepaid Software ABS	—
Professional Fees-Ordinary Course	—
Rent	57,772.91
Repairs & Maintenance	5,109.07
Roadgard	—
Seminars & Meetings	373.45
Taxes & Licenses	555.49
Telephone	19,616.52
Temporary Agency Staff	71.75
Travel	1,734.58
Utilities	17,995.69
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	—

Total Other Cash Disbursements	665,978.96	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,260,210.11	—	—	—	—	—	—	—

	359,374.48	6,194.26	9,711.22	8,527.21	9,287.93	6,412.16	11,231.62	8,225.79

Book Balance per bank rec.	359,374.48	6,194.26	9,711.22	8,527.21	9,287.93	6,412.16	11,231.62	8,225.79

	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	7,437.17	8,166.27	116,319.54	11,916.40	4,485.42	6,974.41	7,770.29

TICO Cash Collected
SM Cash Collected	36,065.67	29,466.90	588,016.21	54,106.98	37,070.58	36,693.64	31,668.12
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	36,065.67	29,466.90	588,016.21	54,106.98	37,070.58	36,693.64	31,668.12

GENERAL LEDGER DEPOSITS AND TRANSFERS	(36,664.31)	(32,448.92)	(599,429.70)	(57,277.98)	(33,672.24)	(36,514.35)	(32,487.99)

Total Cash Receipts and Transfers	(598.64)	(2,982.02)	(11,413.49)	(3,171.00)	3,398.34	179.29	(819.87)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	6,838.53	5,184.25	104,906.05	8,745.40	7,883.76	7,153.70	6,950.42

Book Balance per bank rec.	6,838.53	5,184.25	104,906.05	8,745.40	7,883.76	7,153.70	6,950.42

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for		79921		325149301
FED ID#	1st National		1st National

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062	Guaranty Bank 380-3594567	Guaranty Bank 380-3594609	Guaranty Bank 380-3594559
Beginning Cash Position	9,001.11	10,288.32	7,230.08	9,924.99	7,689.72	17,963.61	16,617.95	10,474.77

TICO Cash Collected		—
SM Cash Collected	47,644.90	47,915.95	25,446.89	49,543.14	25,429.17	48,876.54	37,496.85	41,488.49
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	47,644.90	47,915.95	25,446.89	49,543.14	25,429.17	48,876.54	37,496.85	41,488.49

GENERAL LEDGER DEPOSITS AND TRANSFERS	(49,167.58)	(49,129.22)	(27,464.53)	(51,607.47)	(28,774.52)	(57,266.06)	(46,070.41)	(45,049.53)

Total Cash Receipts and Transfers	(1,522.68)	(1,213.27)	(2,017.64)	(2,064.33)	(3,345.35)	(8,389.52)	(8,573.56)	(3,561.04)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	7,478.43	9,075.05	5,212.44	7,860.66	4,344.37	9,574.09	8,044.39	6,913.73

Book Balance per bank rec.	7,478.43	9,075.05	5,212.44	7,860.66	4,344.37	9,574.09	8,044.39	6,913.73

	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Union Planter’s Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	10,389.38	8,208.47	—	—	—	10,166.48	12,366.68

TICO Cash Collected
SM Cash Collected	43,032.62	29,618.03	—	520,606.39		51,370.61	45,525.34
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	43,032.62	29,618.03	—	520,606.39	—	51,370.61	45,525.34

GENERAL LEDGER DEPOSITS AND TRANSFERS	(44,827.49)	(33,260.23)	—	1,318,922.46	420,681.26	(51,277.48)	(51,485.50)

Total Cash Receipts and Transfers	(1,794.87)	(3,642.20)	—	1,839,528.85	420,681.26	93.13	(5,960.16)

Cash Disbursements - Loans
Loan Proceeds Checks				1,520,391.41
Expenses related to Loans				73,839.74

Subtotal - Loans	—	—	—	1,594,231.15	—	—	—

Cash Disbursements - Other
Advertising				28,203.63
Bank Charges	—
Claims Funding*				89,260.80
Company Auto				3,911.29
Computer Costs				204.06
Dues And Subscriptions				30.00
Employee Reimbursements - collections exp				—
Equipment Rental				83.81
Fixed Assets				—
Forms & Printing				6,255.57
Insurance				3,103.92
Meals & Entertainment				2,625.25
Miscellaneous				1,180.36
Office Expense				961.08
Postage				6,248.47
Prepaid Expenses				—
Prepaid Software ABS				—
Professional Fees-Ordinary Course				—
Rent				57,772.91
Repairs & Maintenance				5,109.07
Roadgard				—
Seminars & Meetings				373.45
Taxes & Licenses				555.49
Telephone				19,616.52
Temporary Agency Staff				71.75
Travel				1,734.58
Utilities				17,995.69
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				—

Total Other Cash Disbursements	—	—	—	245,297.70	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,839,528.85	420,681.26	—	—

	8,594.51	4,566.27	—	—	—	10,259.61	6,406.52

Book Balance per bank rec.	8,594.51	4,566.27	—			10,259.61	6,406.52

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	5,532.34	8,340.04	7,764.14	8,679.71	56,915.95	448,258.49	—	—	448,258.49

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	26,658.03	41,540.90	43,693.46	50,045.41	150,516.13	2,481,413.37	—	—	2,481,413.37
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	26,658.03	41,540.90	43,693.46	50,045.41	150,516.13	2,481,413.37	—	—	2,481,413.37

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(27,187.77)	(40,505.13)	(45,563.96)	(48,390.35)	(174,246.79)	(730,768.53)	420,681.26	—	(310,087.27)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	(529.74)	1,035.77	(1,870.50)	1,655.06	(23,730.66)	1,750,644.84	420,681.26	—	2,171,326.10

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						1,520,391.41	—		1,520,391.41
Expenses related to Loans						73,839.74	—		73,839.74

Subtotal - Loans	—	—	—	—	—	1,594,231.15	—	—	1,594,231.15

							—
							—
Cash Disbursements - Other							—
Advertising						28,203.63	—	—	28,203.63
Bank Charges					—	—		—	—
Claims Funding*						89,260.80	—		89,260.80
Company Auto						3,911.29	—	—	3,911.29
Computer Costs						204.06	—	—	204.06
Dues And Subscriptions						30.00	—	—	30.00
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						83.81	—	—	83.81
Fixed Assets						—	—	—	—
Forms & Printing						6,255.57	—	—	6,255.57
Insurance						3,103.92	—	—	3,103.92
Meals & Entertainment						2,625.25	—	—	2,625.25
Miscellaneous						1,180.36	—	—	1,180.36
Office Expense						961.08	—	—	961.08
Postage						6,248.47	—	—	6,248.47
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						57,772.91	—	—	57,772.91
Repairs & Maintenance						5,109.07	—	—	5,109.07
Roadgard						—	—	—	—
Seminars & Meetings						373.45	—	—	373.45
Taxes & Licenses						555.49	—	—	555.49
Telephone						19,616.52	—	—	19,616.52
Temporary Agency Staff						71.75	—	—	71.75
Travel						1,734.58	—	—	1,734.58
Utilities						17,995.69	—	—	17,995.69
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	245,297.70	420,681.26	—	665,978.96

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,839,528.85	420,681.26	—	2,260,210.11

	5,002.60	9,375.81	5,893.64	10,334.77	33,185.29	359,374.48	—	—	359,374.48

Book Balance per bank rec.	5,002.60	9,375.81	5,893.64	10,334.77	33,185.29

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,156,803.42

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,156,803.42

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.			03-13213	Case No.	03-13213
Monthly Court Report for		October-05
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,111,854.82	1,111,854.82		1,111,854.82	—	—	1,111,854.82
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,111,854.82	1,111,854.82	—	1,111,854.82	—	—	1,111,854.82

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	44,948.60	(113,411.60)	158,360.20	(113,411.60)	158,360.20	—	44,948.60
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,156,803.42	998,443.22	158,360.20	998,443.22	158,360.20	—	1,156,803.42

Cash Disbursements - Loans
Loan Proceeds Checks	615,337.63	615,337.63		615,337.63			615,337.63
Expenses related to Loans	42,783.54	42,783.54		42,783.54			42,783.54

Subtotal - Loans	658,121.17	658,121.17	—	658,121.17	—	—	658,121.17

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	13,765.40	13,765.40		13,765.40			13,765.40
Bank Charges	—	—		—	—	—	—
Claims Funding*	31,404.63	31,404.63		31,404.63			31,404.63
Company Auto	—	—		—	—	—	—
Computer Costs	151.10	151.10		151.10	—	—	151.10
Dues And Subscriptions	1,980.00	1,980.00		1,980.00	—	—	1,980.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	1,659.00	1,659.00		1,659.00	—	—	1,659.00
Forms & Printing	2,776.57	2,776.57		2,776.57	—	—	2,776.57
Insurance	1,799.14	1,799.14		1,799.14	—	—	1,799.14
Meals & Entertainment	–	—		—	—	—	—
Miscellaneous	304.00	304.00		304.00	—	—	304.00
Office Expense	52.19	52.19		52.19	—	—	52.19
Postage	5,210.75	5,210.75		5,210.75	—	—	5,210.75
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	18,784.71	18,784.71		18,784.71	—	—	18,784.71
Repairs & Maintenance	1,873.71	1,873.71		1,873.71	—	—	1,873.71
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	70.70	70.70		70.70	—	—	70.70
Telephone	9,750.32	9,750.32		9,750.32	—	—	9,750.32
Temporary Agency Staff	—	—		—	—	—	—
Travel	163.88	163.88		163.88	—	—	163.88
Utilities	6,731.95	6,731.95		6,731.95	—	—	6,731.95
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	311,355.64	152,995.44	158,360.20	152,995.44	158,360.20	—	311,355.64
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	90,848.56	90,848.56		90,848.56	—	—	90,848.56
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	498,682.25	340,322.05	158,360.20	340,322.05	158,360.20	—	498,682.25

TOTAL ALL CASH DISBURSEMENTS	1,156,803.42	998,443.22	158,360.20	998,443.22	158,360.20	—	1,156,803.42

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,219,781.23

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,219,781.23

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA			Case	#	03-13209	Case No.	03-13209
Monthly Court Report for		October-05
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	32,191.18	9,593.44	22,597.74	—	—	32,191.18	—	—	32,191.18

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,120,044.14	37,878.97	96,250.34	985,914.83		1,120,044.14	—	—	1,120,044.14
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,120,044.14	37,878.97	96,250.34	985,914.83	—	1,120,044.14	—	—	1,120,044.14

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	97,085.98	(39,166.37)	(97,614.05)	51,030.08	182,836.32	(85,750.34)	182,836.32	—	97,085.98
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,217,130.12	(1,287.40)	(1,363.71)	1,036,944.91	182,836.32	1,034,293.80	182,836.32	—	1,217,130.12

Cash Disbursements - Loans
						—
Loan Proceeds Checks	546,352.65			546,352.65		546,352.65			546,352.65
Expenses related to Loans	59,264.30			59,264.30		59,264.30			59,264.30

Subtotal - Loans	605,616.95	—	—	605,616.95	—	605,616.95	—	—	605,616.95

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	12,786.93			12,786.93		12,786.93			12,786.93
Bank Charges	—			—		—	—	—	—
Claims Funding*	6,261.94			6,261.94		6,261.94			6,261.94
Company Auto	2,000.93			2,000.93		2,000.93	—	—	2,000.93
Computer Costs	349.50			349.50		349.50	—	—	349.50
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	146.28			146.28		146.28	—	—	146.28
Fixed Assets	690.22			690.22		690.22	—	—	690.22
Forms & Printing	2,173.11			2,173.11		2,173.11	—	—	2,173.11
Insurance	1,408.60			1,408.60		1,408.60	—	—	1,408.60
Meals & Entertainment	1,097.86			1,097.86		1,097.86	—	—	1,097.86
Miscellaneous	1,360.93			1,360.93		1,360.93	—	—	1,360.93
Office Expense	435.50			435.50		435.50	—	—	435.50
Postage	4,032.25			4,032.25		4,032.25	—	—	4,032.25
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	—			—		—	—	—	—
Professional Fees-Ordinary Course	—			—		—	—	—	—
Rent	23,373.92			23,373.92		23,373.92	—	—	23,373.92
Repairs & Maintenance	3,089.84			3,089.84		3,089.84	—	—	3,089.84
Roadgard	—			—		—	—	—	—
Seminars & Meetings	216.46			216.46		216.46	—	—	216.46
Taxes & Licenses	8,258.85			8,258.85		8,258.85	—	—	8,258.85
Telephone	10,148.95			10,148.95		10,148.95	—	—	10,148.95
Temporary Agency Staff	—			—		—	—	—	—
Travel	2,105.66			2,105.66		2,105.66	—	—	2,105.66
Utilities	5,464.41			5,464.41		5,464.41	—	—	5,464.41
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	369,043.43			186,207.11	182,836.32	186,207.11	182,836.32	—	369,043.43
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	159,718.71			159,718.71		159,718.71	—	—	159,718.71
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	614,164.28	—	—	431,327.96	182,836.32	431,327.96	182,836.32	—	614,164.28

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,219,781.23	—	—	1,036,944.91	182,836.32	1,036,944.91	182,836.32	—	1,219,781.23

	29,540.07	8,306.04	21,234.03	—	—	29,540.07	—	—	29,540.07

Book Balance per bank rec.	29,540.07	8,306.04	21,234.03

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	972,928.18

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$972,928.18

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN			Case	#	03-13206	Case No.	03-13206
Monthly Court Report for		October-05
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	131,870.79	11,187.39	—	—	—	120,683.40	131,870.79	—	—	131,870.79

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	850,886.53	36,074.52	—	228,197.43		586,614.58	850,886.53	—	—	850,886.53
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	850,886.53	36,074.52	—	228,197.43	—	586,614.58	850,886.53	—	—	850,886.53

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	94,939.08	(40,315.54)	—	630,190.21	114,540.54	(609,476.13)	(19,601.46)	114,540.54	—	94,939.08
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	945,825.61	(4,241.02)	—	858,387.64	114,540.54	(22,861.55)	831,285.07	114,540.54	—	945,825.61

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	581,598.75			581,598.75			581,598.75			581,598.75
Expenses related to Loans	33,665.25			33,665.25			33,665.25			33,665.25

Subtotal - Loans	615,264.00	—	—	615,264.00	—	—	615,264.00	—	—	615,264.00

							—
							—
Cash Disbursements - Other							—
Advertising	27,694.44			27,694.44			27,694.44			27,694.44
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	4,778.40			4,778.40			4,778.40			4,778.40
Company Auto	743.75			743.75			743.75	—	—	743.75
Computer Costs	402.03			402.03			402.03	—	—	402.03
Dues And Subscriptions	2,205.00			2,205.00			2,205.00	—	—	2,205.00
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	2,650.75			2,650.75			2,650.75	—	—	2,650.75
Fixed Assets	8,052.93			8,052.93			8,052.93	—	—	8,052.93
Forms & Printing	4,104.73			4,104.73			4,104.73	—	—	4,104.73
Insurance	776.94			776.94			776.94	—	—	776.94
Meals & Entertainment	706.92			706.92			706.92	—	—	706.92
Miscellaneous	1,397.07			1,397.07			1,397.07	—	—	1,397.07
Office Expense	1,358.91			1,358.91			1,358.91	—	—	1,358.91
Postage	2,415.15			2,415.15			2,415.15	—	—	2,415.15
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	24,439.69			24,439.69			24,439.69	—	—	24,439.69
Repairs & Maintenance	1,471.92			1,471.92			1,471.92	—	—	1,471.92
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	45.00			45.00			45.00	—	—	45.00
Telephone	10,365.15			10,365.15			10,365.15	—	—	10,365.15
Temporary Agency Staff	—			—			—	—	—	—
Travel	4,195.21			4,195.21			4,195.21	—	—	4,195.21
Utilities	3,814.89			3,814.89			3,814.89	—	—	3,814.89
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	256,045.30			141,504.76	114,540.54		141,504.76	114,540.54	—	256,045.30
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	—			—			—	—	—	—

Total Other Cash Disbursements	357,664.18	—	—	243,123.64	114,540.54	—	243,123.64	114,540.54	—	357,664.18

							—

TOTAL ALL CASH DISBURSEMENTS	972,928.18	—	—	858,387.64	114,540.54	—	858,387.64	114,540.54	—	972,928.18

	104,768.22	6,946.37	—	—	—	97,821.85	104,768.22	—	—	104,768.22

Book Balance per bank rec.	104,768.22	6,946.37	—			97,821.85

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	544,769.53

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$544,769.53

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp			Case No.	03-13205	Case No.	03-13205
Monthly Court Report for		October-05
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(291,931.67)	102,433.84	474,296.45	(718,238.99)	(150,422.97)	(291,931.67)	—	—	(291,931.67)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,412,428.09		1,412,428.09		—	1,412,428.09	—	—	1,412,428.09
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	215.10	215.10				215.10	—	—	215.10

SUBTOTAL	1,412,643.19	215.10	1,412,428.09	—	—	1,412,643.19	—	—	1,412,643.19

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(755,336.69)		(1,496,932.62)	524,322.88	217,273.05	(972,609.74)	217,273.05	—	(755,336.69)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	657,306.50	215.10	(84,504.53)	524,322.88	217,273.05	440,033.45	217,273.05	—	657,306.50

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	1,847.92			1,847.92		1,847.92			1,847.92

Subtotal - Loans	1,847.92	—	—	1,847.92	—	1,847.92	—	—	1,847.92

Cash Disbursements - Other	—					—
Advertising	40,532.10			40,532.10		40,532.10			40,532.10
Bank Charges	22,487.85			22,487.85		22,487.85	—	—	22,487.85
Claims Funding*	15,836.25			15,836.25		15,836.25			15,836.25
Company Auto	4,287.38			4,287.38		4,287.38	—	—	4,287.38
Computer Costs	11,582.31			11,582.31		11,582.31	—	—	11,582.31
Dues And Subscriptions	721.91			721.91		721.91	—	—	721.91
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,563.00			4,563.00		4,563.00	—	—	4,563.00
Fixed Assets	45,679.08			45,679.08		45,679.08	—	—	45,679.08
Forms & Printing	17,047.13			17,047.13		17,047.13	—	—	17,047.13
Insurance	22,664.59			22,664.59		22,664.59	—	—	22,664.59
Meals & Entertainment	1,971.97			1,971.97		1,971.97	—	—	1,971.97
Miscellaneous	11,294.24			11,294.24		11,294.24	—	—	11,294.24
Office Expense	1,439.85			1,439.85		1,439.85	—	—	1,439.85
Postage	6,918.01			6,918.01		6,918.01	—	—	6,918.01
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	22,936.12			22,936.12		22,936.12	—	—	22,936.12
Professional Fees-Ordinary Course	1,634.00			1,634.00		1,634.00	—	—	1,634.00
Rent	16,285.10			16,285.10		16,285.10	—	—	16,285.10
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	4,519.65			4,519.65		4,519.65	—	—	4,519.65
Taxes & Licenses	352.44			352.44		352.44	—	—	352.44
Telephone	6,981.28			6,981.28		6,981.28	—	—	6,981.28
Temporary Agency Staff	708.21			708.21		708.21	—	—	708.21
Travel	5,388.63			5,388.63		5,388.63	—	—	5,388.63
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	277,090.51			154,864.98	122,225.53	154,864.98	122,225.53	—	277,090.51
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	—			—		—	—	—	—

Total Other Cash Disbursements	542,921.61	—	—	420,696.08	122,225.53	420,696.08	122,225.53	—	542,921.61

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	544,769.53	—	—	422,544.00	122,225.53	422,544.00	122,225.53	—	544,769.53

	(179,394.70)	102,648.94	389,791.92	(616,460.11)	(55,375.45)	(274,442.22)	95,047.52	—	(179,394.70)

Book Balance per bank rec.	(179,394.70)	102,648.94	389,791.92	(616,460.11)	(55,375.45)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant			Case	#	03-13207	Case No.	03-13207
Monthly Court Report for		October-05
FED ID#	57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)
Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive			Case	#	03-13210	Case No.	03-13210
Monthly Court Report for		October-05
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	October-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Proft(Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered
	Reporting Period		October-05

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

10/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,031,285	—	—	3,031,285	73.7%	—	3,031,285	72.7%
I/B Income	—	—	—	—	—	—	—	0.0%	3,634	3,634	0.1%
Fee Income	—	—	—	461,421	—	—	461,421	11.2%	—	461,421	11.1%
Late Charges	—	—	—	242,871	—	—	242,871	5.9%	—	242,871	5.8%

Total Interest Income	—	—	—	3,735,576	—	—	3,735,576	90.8%	3,634	3,739,211	89.7%
Interest Expense	—	—	—	177,415	175,627	—	353,042	8.6%	1,322	354,364	8.5%

Net Interest Income	—	—	—	3,558,161	(175,627)	—	3,382,534	82.2%	2,313	3,384,847	81.2%
Provision for Loan Losses
P&L Recoveries	—	—	—	(53,851)	—	—	(53,851)	-1.3%	(1,837)	(55,688)	-1.3%
Reserves	—	—	—	232,512	—	—	232,512	5.7%	—	232,512	5.6%
Cash	—	—	—	936,071	—	—	936,071	22.8%	916	936,987	22.5%

Total Provision	—	—	—	1,114,732	—	—	1,114,732	27.1%	(921)	1,113,810	26.7%
Net Interest included Provision	—	—	—	2,443,429	(175,627)	—	2,267,802		3,234	2,271,036
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	331,061	—	—	331,061	8.0%	8,313	339,375	8.1%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	27,767	—	—	27,767	0.7%	—	27,767	0.7%
Other Income	—	—	2,332	(7,223)	24,677	—	19,786	0.5%	41,588	61,374	1.5%

Total Direct Income	—	—	2,332	351,606	24,677	—	378,615	9.2%	49,901	428,516	10.3%
Total Revenue	—	—	2,332	4,087,182	24,677	—	4,114,191	100.0%	53,536	4,167,727	100.0%

Expenses
Personnel
Salaries & Wages	—	—	—	1,238,597	44,647	—	1,283,243	31.2%	—	1,283,243	30.8%
Commissions/Bonus	—	—	—	212,530	—	—	212,530	5.2%	—	212,530	5.1%
Benefits	—	—	—	170,220	1,760	—	171,980	4.2%	—	171,980	4.1%
Taxes	—	—	—	117,922	1,770	—	119,692	2.9%	—	119,692	2.9%
Other	—	—	—	5,623	—	—	5,623	0.1%	—	5,623	0.1%

Total Personnel	—	—	—	1,744,892	48,177	—	1,793,068	43.6%	—	1,793,068	43.0%
Building
Rent	—	—	—	171,676	3,684	—	175,359	4.3%	(1,706)	173,653	4.2%
Utilities	—	—	—	46,818	576	—	47,395	1.2%	(120)	47,274	1.1%
Depreciation	—	—	—	51,992	4,243	—	56,234	1.4%	4,046	60,280	1.4%
Other	—	—	—	5,319	—	—	5,319	0.1%	—	5,319	0.1%

Total Building	—	—	—	275,805	8,503	—	284,307	6.9%	2,220	286,527	6.9%
Telecommunications
Telephone	—	—	—	80,041	1,636	—	81,678	2.0%	212	81,889	2.0%
Computers	—	—	—	45,447	4,627	—	50,073	1.2%	217	50,290	1.2%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	125,488	6,263	—	131,751	3.2%	428	132,179	3.2%
Advertising	—	—	—	136,907	—	—	136,907	3.3%	—	136,907	3.3%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	1,689	1,689	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	4,240	4,240	0.1%
Professional Fees	—	—	—	41,117	1,208,609	—	1,249,725	30.4%	—	1,249,725	30.0%
Collection Expense	—	—	—	206	—	—	206	0.0%	8,542	8,749	0.2%
Travel	—	—	—	99,216	—	—	99,216	2.4%	—	99,216	2.4%
Office Expense	—	—	—	137,089	3,707	—	140,796	3.4%	56	140,852	3.4%
Entertainment	—	—	—	4,520	—	—	4,520	0.1%	—	4,520	0.1%
Amortization	—	—	—	14,396	—	—	14,396	0.3%	—	14,396	0.3%
Taxes & Licenses	—	—	—	25,588	625	—	26,213	0.6%	—	26,213	0.6%
Other	—	—	—	64,514	8,717	—	73,231	1.8%	2,384	75,615	1.8%

Total Other Expense	—	—	—	246,107	13,049	—	259,156	6.3%	2,440	261,596	6.3%

Total Direct Expense	—	—	—	3,961,884	1,460,227	—	5,422,110	131.8%	19,960	5,442,071	130.6%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	2,332	125,299	(1,435,550)	—	(1,307,919)	-31.8%	33,576	(1,274,343)	-30.6%
Income Tax (34%)	—	—	—	48,186	—	—	48,186	1.2%	—	48,186	1.2%

Net Income	—	—	2,332	77,113	(1,435,550)	—	(1,356,105)	-33.0%	33,576	(1,322,529)	-31.7%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru October 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	78,270,491	36	—	78,649,072	69.1%	10,166,085	88,815,157	80.3%
I/B Income	—	—	—	—	—	—	—	0.0%	3,670,255	3,670,255	3.3%
Fee Income	226,383	105,384	—	9,591,642	—	—	9,923,409	8.7%	51,566	9,974,975	9.0%
Late Charges	149,281	—	—	6,048,183	—	—	6,197,464	5.4%	1,064,348	7,261,812	6.6%

Total Interest Income	741,283	118,310	—	93,910,316	36	—	94,769,945	83.2%	14,952,254	109,722,199	99.2%
Interest Expense	113,794	52,912	0	4,099,428	5,169,651	—	9,435,786	8.3%	3,249,967	12,685,753	11.5%

Net Interest Income	627,489	65,398	(0)	89,810,887	(5,169,615)	—	85,334,159	74.9%	11,702,287	97,036,446	87.7%
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,196,975)	—	—	(1,206,470)	-1.1%	(2,518,620)	(3,725,090)	-3.4%
Reserves	—	(20,000)	—	(1,378,328)	—	—	(1,398,328)	-1.2%	(7,657,559)	(9,055,887)	-8.2%
Cash	557,239	64,134	4,612	24,248,432	—	—	24,874,417	21.8%	21,309,774	46,184,191	41.8%

Total Provision	547,854	44,024	4,612	21,673,130	—	—	22,269,619	19.6%	11,133,596	33,403,214	30.2%
Net Interest included Provision	79,635	21,375	(4,612)	68,137,758	(5,169,615)	—	63,064,540		568,692	63,633,232
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	11,543,465	—	—	11,543,465	10.1%	1,575,023	13,118,488	11.9%
Insurance Commissions	—	—	3,223,179	(1,251,389)	—	—	1,971,790	1.7%	69,787	2,041,576	1.8%
Earned Insurance	—	—	—	—	—	—	—	0.0%	386,424	386,424	0.3%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	731,495	—	—	732,391	0.6%	—	732,391	0.7%
Other Income	—	256,832	2,042,382	1,608,314	942,520	—	4,850,047	4.3%	(20,261,559)	(15,411,511)	-13.9%

Total Direct Income	—	256,832	5,266,457	12,631,884	942,520	—	19,097,693	16.8%	(18,230,325)	867,368	0.8%
Total Revenue	741,283	375,142	5,266,457	106,542,200	942,556	—	113,867,638	100.0%	(3,278,071)	110,589,566	100.0%

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	31,063,512	1,934,297	—	34,814,498	30.6%	5,116,963	39,931,461	36.1%
Commissions/Bonus	—	58,213	366,715	5,285,466	302,445	—	6,012,838	5.3%	481,502	6,494,340	5.9%
Benefits	6,989	12,842	142,412	3,400,769	89,098	—	3,652,110	3.2%	451,031	4,103,141	3.7%
Taxes	6,914	15,553	159,820	3,327,796	170,904	—	3,680,987	3.2%	576,977	4,257,964	3.9%
Other	—	—	66,338	237,238	82,406	—	385,982	0.3%	130,096	516,078	0.5%

Total Personnel	100,067	259,140	2,293,278	43,314,781	2,579,150	—	48,546,416	42.6%	6,756,569	55,302,984	50.0%
Building
Rent	392	9,889	184,677	4,353,781	236,681	—	4,785,420	4.2%	865,197	5,650,617	5.1%
Utilities	—	216	40,071	990,558	44,984	—	1,075,829	0.9%	152,665	1,228,494	1.1%
Depreciation	40,494	2,445	84,488	1,523,656	343,766	—	1,994,849	1.8%	594,447	2,589,296	2.3%
Other	428	257	—	333,869	12,079	—	346,633	0.3%	109,340	455,972	0.4%

Total Building	41,314	12,806	309,236	7,201,864	637,510	—	8,202,731	7.2%	1,721,648	9,924,379	9.0%
Telecommunications
Telephone	6,010	6,411	89,222	2,120,241	171,317	—	2,393,200	2.1%	393,871	2,787,072	2.5%
Computers	27,156	3,315	80,347	709,878	250,368	—	1,071,064	0.9%	380,097	1,451,160	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.3%	91,889	484,297	0.4%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	3,181,082	445,264	—	3,856,120	3.4%	866,557	4,722,677	4.3%
Advertising	—	113	43,816	3,185,055	4,720	—	3,233,703	2.8%	163,791	3,397,494	3.1%
Reinsurance Claims Expense	—	—	—	1,203,738	—	—	1,203,738	1.1%	1,563,262	2,766,999	2.5%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.4%
Professional Fees	2,386	9,408	36,482	705,308	31,688,835	—	32,442,419	28.5%	97,227	32,539,646	29.4%
Collection Expense	1,860	51	—	41,820	—	—	43,731	0.0%	683,970	727,702	0.7%
Travel	—	6,620	24,540	2,175,647	127,602	—	2,334,410	2.1%	207,618	2,542,028	2.3%
Office Expense	23,071	3,158	52,550	2,626,565	236,622	—	2,941,965	2.6%	486,024	3,427,989	3.1%
Entertainment	—	68	—	114,985	35	—	115,088	0.1%	126	115,215	0.1%
Amortization	—	—	101,806	330,011	—	—	431,817	0.4%	12,568,082	12,999,899	11.8%
Taxes & Licenses	5,636	3,405	20,599	622,958	72,560	—	725,158	0.6%	201,237	926,395	0.8%
Other	1,326	29,298	567,361	2,606,462	43,468	—	3,247,916	2.9%	2,290,122	5,538,038	5.0%

Total Other Expense	30,033	35,930	742,315	6,300,980	352,686	—	7,461,944	6.6%	15,545,592	23,007,536	20.8%

Total Direct Expense	871,340	431,143	3,639,880	93,082,834	41,005,419	—	139,030,617	122.1%	42,407,828	181,438,444	164.1%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	(130,057)	(56,002)	1,611,480	13,437,508	(39,983,412)	—	(25,120,482)	-22.1%	(45,728,396)	(70,848,878)	-64.1%
Income Tax (34%)	—	—	66,684	4,738,636	5,598,039	—	10,403,358	9.1%	(6,674,996)	3,728,363	3.4%

Net Income	(130,057)	(56,002)	1,544,796	8,698,872	(45,581,450)	—	(35,523,841)	-31.2%	(39,053,400)	(74,577,241)	-67.4%

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	October-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre - Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor -3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	October-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(5,476)	—	—	1,081,349	15,050,897	—	16,126,770	(1,673)	—	(1,673)	16,125,096
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	69,725,206	—	—	69,725,206	417,926	—	417,926	70,143,132
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,031,268)	—	—	(12,031,268)	—	—	—	(12,031,268)
Loss Reserve	—	—	—	(8,387,533)	(10,000)	—	(8,397,533)	(180,125)	—	(180,125)	(8,577,658)
Unearned Insurance	—	—	—	(1,808,748)	—	—	(1,808,748)	(2,013,853)	(486,565)	(2,500,418)	(4,309,166)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,990,114	498,627	—	7,488,741	419,242	—	419,242	7,907,983
Accumulated Depreciation	—	—	—	(5,301,687)	(420,827)	—	(5,722,514)	(359,916)	—	(359,916)	(6,082,430)
Accounts Receivable	73,260	—	(102)	1,328,515	(72,137)	—	1,329,535	582,489	(22,309)	560,180	1,889,716
Repossessed Automobiles	—	—	—	—	—	—	—	114,645	—	114,645	114,645
Intercompany Balance	567,356	57,761	(3,410,817)	(32,795,186)	74,646,981	(6,248,675)	32,817,421	(46,115,147)	13,297,726	(32,817,421)	0
Goodwill	—	—	—	18,200,048	—	—	18,200,048	—	—	—	18,200,048
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(316,144)	—	—	(316,144)	—	—	—	(316,144)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	174,494	—	—	174,494	—	144,795	144,795	319,290
Prepaid Assets	—	—	—	876,196	15,834	—	892,030	7,341	—	7,341	899,371
Other Assets	—	—	—	549,022	4,449,188	—	4,998,210	1,647	27,505	29,152	5,027,362

Total Assets	635,140	57,761	(3,410,919)	38,284,377	118,516,171	(18,409,595)	135,672,936	(47,127,425)	12,961,154	(34,166,271)	101,506,664

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	4,032,667	—	4,034,177	32,347	—	32,347	4,066,524
Notes Payable	—	—	67,738	—	35,003,201	—	35,070,939	—	—	—	35,070,939
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,371	—	1,896,371	122,801,661
Accounts Payable	4,236	1,509	13,541	995,316	46,143	—	1,060,745	493,774	3,338,245	3,832,018	4,892,763
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	3,608,885	(4,600)	—	3,604,285	—	—	—	3,604,285
Claims Reserves	—	—	—	395,880	—	—	395,880	—	—	—	395,880
Accrued Liabilities - Other	2,334	—	—	2,247,863	85,190	—	2,335,387	29,159	—	29,159	2,364,546
Other Liabilities	296,174	—	—	56,539	41,261	—	393,973	70,998	243,610	314,609	708,582

Total Liabilities	302,744	1,509	82,789	7,304,483	161,169,546	—	168,861,071	2,522,649	3,581,855	6,104,504	174,965,575

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(2,384,859)	68,668	2,349,459	58,667	—	—	—	58,667
Additional Paid in Capital	851,000	—	800,000	1,778,585	8,835,147	(3,419,685)	8,845,047	—	—	—	8,845,047
Dividends	—	—	—	(1,078,197)	(443,873)	1,079,297	(442,773)	—	—	—	(442,773)
Retained Earnings	(519,190)	56,252	(4,704,772)	29,052,222	(34,001,747)	(18,010,334)	(28,127,571)	(50,041,121)	9,081,392	(40,959,728)	(69,087,299)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(24,413)	—	2,332	3,612,145	(17,120,374)	—	(13,530,310)	391,046	297,906	688,953	(12,841,358)

Total Stockholders’ Equity	332,396	56,252	(3,493,708)	30,979,895	(42,653,374)	(18,409,595)	(33,188,135)	(49,650,074)	9,379,299	(40,270,776)	(73,458,911)

Total Liabilities & Stockholders’ Equity	635,140	57,761	(3,410,919)	38,284,377	118,516,171	(18,409,595)	135,672,936	(47,127,425)	12,961,154	(34,166,271)	101,506,664

The Thaxton Group

Balance Sheet

10/17/2003

								NONE BANKRUPTCY
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	October 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$132,393.06	$132,393.06	Bi-Weekly	EFT	0
FICA-Employee	0	$91,337.89	$91,337.89	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$2,457.87	$2,457.87	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$354,212.80	$354,212.80	$0.00		$0.00

State and Local
Withholding	0	$27,775.21	$27,775.21	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$3,164.18	$3,164.18
Personal Property
Other:	0	15,185.31	$15,185.31			0

Total State and Local Taxes	$0.00	$46,124.70	$46,124.70	$0.00		$0.00

TOTAL TAXES		$400,337.50	$400,337.50			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable
	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable - Accrued	0	0				0
Rent/Leases - Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* ”Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	October-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	35,033.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	26,485.20
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	35,033.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	26,485.20

Cash Disbursements
Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	37,205.20	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	28,656.94
Employee Witholding of Insurance/etc	(2,171.74)														(2,171.74)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	35,033.46	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,548.26	0.00	0.00	0.00	26,485.20

	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No.	01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	35,033.46	0.00	35,033.46
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	35,033.46	0.00	35,033.46

Cash Disbursements
Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	37,205.20		37,205.20
Employee Witholding of Insurance/etc	0.00	(2,171.74)		(2,171.74)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	35,033.46	0.00	35,033.46

	0.00	0.00	0.00	0.00

PAYROLL - THE THAXTON GROUP

	Period Ending 10/14/2005	Period Ending 10/28/2005	Period Ending	Total
Corporate
Salary expense	$13,566.92	$13,566.92	$—	$27,133.84
FICA/FUTA/SUTA	$592.81	$592.81	$—	$1,185.62
401(k) match	$168.74	$168.74	$—	$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$14,328.47	$14,328.47	$—	$28,656.94

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—

Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Period Total	$18,602.60	$18,602.60	$—	$37,205.20
401(k) payable	$(865.23)	$(865.23)	$—	$(1,730.46)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(26.92)	$(26.92)	$—	$(53.84)
Life insurance	$(18.88)	$(18.88)	$—	$(37.76)
Contingent health liability	$(148.98)	$(148.98)	$—	$(297.96)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$17,516.73	$17,516.73	$—	$35,033.46
	$(1,085.87)	$(1,085.87)	$—	$(2,171.74)
				$—
				$—

Net Checks	$—	$—	$—	$—
Direct Deposits	$12,410.57	$12,410.55	$—	$24,821.12
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$2,369.92	$2,369.92	$—	$4,739.84
EE SS Tax	$633.41	$633.41	$—	$1,266.82
ER SS Tax	$633.41	$633.41	$—	$1,266.82
EE Med Tax	$251.47	$251.49	$—	$502.96
ER Med Tax	$251.48	$251.48	$—	$502.96
State/local Tax	$966.47	$966.47	$—	$1,932.94
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$17,516.73	$17,516.73	$—	$35,033.46

				$—
reconciliation	$—	$—	$—	$—
Accrual	$1,085.87	$1,085.87	$—	$2,171.74

PAYROLL - TICO

	Period Ending 10/14/2005	Period Ending 10/28/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—
Corp
Salary expense	$3,883.23	$3,883.23	$—	$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08	$—	$584.16
401(k) match	$98.82	$98.82	$—	$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26
Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—
Period Total	$4,274.13	$4,274.13	$—	$8,548.26

THE THAXTON GROUP		Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL			2079900431038
Wachovia	October-05		540439122
Monthly Court Report for			2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(150,422.97)	—	—	—	—	—		(150,422.97)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,475,213.67	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	217,273.05
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,475,213.67	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	217,273.05

Cash Disbursements - Loans
Gross Wages	1,184,595.93	172,504.70	130,760.09	45,975.34	1,556.11	328,416.32	142,056.31	363,327.06
Federal Tax	97,501.19	14,418.09	11,598.93	3,544.40	55.27	28,786.46	8,890.74	30,207.30
SS Tax	68,919.94	10,333.32	7,905.61	2,803.71	95.20	18,030.50	8,600.47	21,151.13
Med Tax	16,781.21	2,453.73	1,848.89	655.71	22.26	4,646.56	2,011.42	5,142.64
EIC	(275.37)	—	—	—	—	(187.65)	(31.96)	(55.76)
State Tax	25,776.91	6,315.02	144.41	1,472.00	42.13	12,866.03	4,829.83	107.49
Advance	(187.80)	—	—	200.00	—	(800.00)	—	412.20
Mileage	(34,683.99)	(5,817.93)	(4,014.81)	(1,394.07)	—	(8,741.72)	(4,553.59)	(10,161.87)
Miscellaneous	(87.03)	—	—	—	—	—	—	(87.03)
Shortage	395.80	—	—	—	—	345.80	—	50.00
STD	1,656.46	171.74	124.65	77.56	—	457.05	202.21	623.25
Medical	20,420.58	2,542.42	2,537.90	545.53	13.00	5,885.68	2,434.88	6,461.17
401K Loans	4,733.37	109.44	—	40.25	—	973.63	211.56	3,398.49
401K Deducts	11,699.62	2,235.68	175.93	486.88	—	4,191.66	345.82	4,263.65
AHL Dental	4,887.94	654.36	419.12	149.64	7.70	1,600.70	685.48	1,370.94
AHL Cancer	947.10	95.44	57.66	58.64	—	267.42	122.18	345.76
AHL Life	3,126.61	448.72	323.26	155.85	1.70	766.72	455.06	975.30
Flex Med	809.10	—	235.28	—	—	343.06	—	230.76
Dep Care	269.24	—	—	—	—	—	—	269.24
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	84.00	8.00	8.00	4.00	—	20.00	14.00	30.00
Garnishment	861.04	—	178.42	—	—	234.26	—	448.36
Bankrpc	160.00	160.00	—	—	—	—	—	—
Child support	8,748.39	550.00	1,150.82	446.02	—	1,462.64	1,861.31	3,277.60
Tax Levy	300.00	—	—	—	—	300.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	232,844.31	34,678.03	22,694.07	9,246.12	237.26	71,448.80	26,079.41	68,460.62
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	13,795.39	710.00	1,329.24	446.02	—	1,996.90	1,861.31	3,725.96
Federal Tax	127,653.22	14,418.09	11,598.93	3,544.40	—	28,786.46	8,890.74	30,207.30
EE SS Tax	90,071.07	10,333.32	7,905.61	2,803.71	95.20	18,030.50	8,600.47	21,151.13
ER SS Tax	90,543.47	10,333.30	8,011.87	2,803.74	95.20	18,294.21	8,600.05	21,202.55
EE Med Tax	21,923.85	2,453.73	1,848.89	655.71	22.26	4,646.56	2,011.42	5,142.64
ER Med Tax	22,033.89	2,453.69	1,873.74	655.72	22.26	4,706.92	2,012.46	5,154.55
State Tax	25,842.27	6,315.02	144.41	1,472.00	—	12,866.03	4,829.83	107.49
Futa	2,457.87	349.69	359.13	88.99	8.22	398.63	234.81	509.20
Suta	10,396.91	2,375.52	991.90	193.93	38.66	1,519.59	904.03	2,186.64
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(55,375.45)	—	—	—	—	—	—	(55,375.45)

Book Balance per bank rec.	(55,375.45)		—		—	—		(55,375.45)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No.	—
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(150,422.97)	—	(150,422.97)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,475,213.67	—	1,475,213.67
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,475,213.67	—	1,475,213.67

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,184,595.93
Federal Tax	—	97,501.19
SS Tax	—	68,919.94	—	68,919.94
Med Tax	—	16,781.21
EIC	—	(275.37)	—	(275.37)
State Tax	—	25,776.91	—	25,776.91
Advance	—	(187.80)	—	(187.80)
Mileage	—	(34,683.99)	—	(34,683.99)
Miscellaneous	—	(87.03)	—	(87.03)
Shortage	—	395.80	—	395.80
STD	—	1,656.46	—	1,656.46
Medical	—	20,420.58	—	20,420.58
401K Loans	—	4,733.37	—	4,733.37
401K Deducts	—	11,699.62	—	11,699.62
AHL Dental	—	4,887.94	—	4,887.94
AHL Cancer	—	947.10	—	947.10
AHL Life	—	3,126.61	—	3,126.61
Flex Med	—	809.10	—	809.10
Dep Care	—	269.24	—	269.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	84.00	—	84.00
Garnishment	—	861.04	—	861.04
Bankrpc	—	160.00	—	160.00
Child support	—	8,748.39	—	8,748.39
Tax Levy	—	300.00	—	300.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	232,844.31	—	232,844.31
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	13,795.39	—	13,795.39
Federal Tax	—	127,653.22		127,653.22
EE SS Tax	—	90,071.07		90,071.07
ER SS Tax	—	90,543.47		90,543.47
EE Med Tax	—	21,923.85		21,923.85
ER Med Tax	—	22,033.89		22,033.89
State Tax	—	25,842.27		25,842.27
Futa	—	2,457.87		2,457.87
Suta	—	10,396.91		10,396.91
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(55,375.45)	—	(55,375.45)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:		Case No.	03-13182 - 03-13213
	THE THAXTON GROUP		Jointly Administered
		Reporting Period	October-05

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$70,162,271
Plus Amounts billed during the period	$9,105,780
Sold Receivables during month
Less Amounts collected during the period	($9,459,500)

Total Accounts Receivable at the end of the reporting period	$69,808,551

Accounts Receivable Aging	Amount
0-30 days old	$65,147,871
31-60 days old	$2,033,763
61-90 days old	$1,201,807
91+ days old	$1,752,353
Total Accounts Receivable	$70,135,794
Amount considered uncollectible (Bad Debt) - Reserve

Accounts Receivable (Net)	$70,135,794

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possess in account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 10/31/2005

Aged Accounts Receivable

(Gross Balance as of 10/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$61,768,103	$61,641,362	$126,741	$—	$—
Potential (1-30)	$3,379,768	$3,369,754	$10,014	$—	$—
31-60 Days	$2,033,763	$2,031,016	$2,747	$—	$—
61-90 Days	$1,201,807	$1,188,654	$13,153	$—	$—
91 and Over	$1,752,353	$1,494,420	$257,932	$—	$—
Total Delinquency	$8,367,691	$8,083,844	$283,847	$—	$—

Total Gross Receivables	$70,135,794	$69,725,206	$410,588	$—	$—

Post Accounts Payable
(As of 10/31/05)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated		JOINTLY ADMINISTERED
Monthly Court Report for	Oct-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	0.00	6,248,675.00	75,335,024.56	—	—	(3,413,149.00)	57,761.00	567,356.00	—	(33,375,638.21)	(46,220,405.35)
Cash Transfers between companies	—		(762,123.26)							748,482.14	13,641.12
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies)	— —		(658.46)			2,332.00				7,321.48	(8,995.02)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	(0.00)		178,736.90							(177,415.39)	(1,321.51)
Payroll	—		(2,063.81)							2,063.81
Analysis charges	—
Audit accrual	—
Transfer of assets	—		(101,934.00)								101,934.00
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 10/31/05	0.00	6,248,675.00	74,646,981.93	—	—	(3,410,817.00)	57,761.00	567,356.00	—	(32,795,186.17)	(46,115,146.76)

	0.00	6,248,675.00	74,646,981.93	—	—	(3,410,817.00)	57,761.00	567,356.00	—	(32,795,186.17)	(46,115,146.76)

Balance Sheet - October 31, 2005	—	6,248,675.00	74,646,981.00			(3,410,817.00)	57,761.00	567,356.00		(32,795,186.00)	(46,115,147.00)